Exhibit 10.12

EXECUTION VERSION

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL

TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

AMENDMENT NO. 6 TO COKE PURCHASE AGREEMENT

THIS AMENDMENT NO. 6 TO COKE PURCHASE AGREEMENT (this “Amendment”), dated as of March 15, 2012, is made by and between HAVERHILL NORTH COKE COMPANY (“Seller”), on one hand, and ARCELORMITTAL CLEVELAND INC. (f/k/a ISG Cleveland Inc.) and ARCELORMITTAL INDIANA HARBOR LLC (f/k/a ISG Indiana Harbor Inc.) (collectively, “Purchasers”), on the other hand.

RECITALS

WHEREAS, Seller and Purchasers are parties to that certain Coke Purchase Agreement dated October 28, 2003 (as amended, modified or otherwise supplemented, the “Coke Purchase Agreement”); and

WHEREAS, Seller and Purchasers desire to amend the Coke Purchase Agreement as set forth in this Amendment.

NOW THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, agree as follows:

1. Definitions. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings set forth in the Coke Purchase Agreement.

2. Amendment Effective Date. The effective date of this Amendment shall be January 1, 2012 (the “Amendment Effective Date”).

3. Schedule 5.2. Effective on and as of the Amendment Effective Date, Schedule 5.2 of the Coke Purchase Agreement is hereby deleted in its entirety and replaced by the following:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Schedule 5.2

Guaranteed Quality Standards

	Mean	Threshold for Quality Adjustment	Price Adjustment[1]	Reject Standards
Moisture (%)	*****	*****	*****	*****
Sulfur (%) (dry basis)	*****	*****	*****	*****
Ash (%) (dry basis)	*****	*****	*****	*****
V.M. (%) (dry basis)	*****	*****	*****	*****
Stability	*****	*****	*****	*****
CSR	*****	*****	*****	*****
Ash Mineral Analysis	*****	*****	*****	*****
Size	*****	*****	*****	*****

[1]	Beginning 1/1/2012, and for each Contract Year following, the price adjustment amount shall be adjusted pursuant to Amendment No. 5 to Coke Purchase Agreement, Section 3 “Variable Cost Index”.

4. Miscellaneous.

4.1 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

4.2 Governing Law. This Amendment shall be construed in accordance with and governed by, the laws of the State of Ohio without regard to its conflicts of law provisions, and the rights and remedies of the Parties hereunder will be determined in accordance with such laws.

4.3 Captions. The captions and headings in this Amendment are for convenience of reference purposes only and have no legal force or effect. Such captions and headings shall not be considered a part of this Amendment for purposes of interpreting, construing or applying this Amendment and will not define, limit, extend, explain or describe the scope or extent of this Amendment or any of its terms and conditions.

4.4 Terms and Conditions of the Coke Agreement. Except as expressly modified hereby, all terms and conditions of the Coke Purchase Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first set forth above.

HAVERHILL NORTH COKE COMPANY

By:	/s/ P. Michael Hardesty
Name: P. Michael Hardesty
Title: Vice President

ARCELORMITTAL INDIANA HARBOR LLC

By:	/s/ Om Mandhana
Name:Om Mandhana
Title: Vice President

ARCELORMITTAL CLEVELAND INC.

By:	/s/ Om Mandhana
Name: Om Mandhana
Title: Vice President

[AMENDMENT NO. 6 TO COKE PURCHASE AGREEMENT]